 Balanced Fund
AMR Class

Supplement Dated September 15, 2010
To the Prospectus dated March 1, 2010
as Amended May 4, 2010 and
as Supplemented July 29, 2010

The American Beacon Balanced Fund now pays dividends quarterly.  Therefore, in the “Distributions and Taxes” section on page 47 of the Prospectus, the first row in the table after the first paragraph is hereby changed to:

Fund	Dividends Paid
Balanced	Quarterly

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE